SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------


                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: August 30, 2002
                                         ---------------
                        (Date of earliest event reported)


                               RONSON CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                   New Jersey
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                 (State or other jurisdiction of incorporation)


         1-1031                                          22-0743290
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(Commission File No.)                       (I.R.S. Employer Identification No.)


Corporate Park III, Campus Drive, P.O. Box 6707,  Somerset, N.J.     08875-6707
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(Address of Principal Executive Offices)                             (Zip Code)


                                  732-469-8300
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              (Registrant's telephone number, including area code)


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                               RONSON CORPORATION
                                 FORM 8-K INDEX

                                                                            PAGE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS                                    3

ITEM 9.  REGULATION FD DISCLOSURE                                             3


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)      Financial Statements:  None.

       (b)      Pro Forma Financial Information:  None.

       (c)      Exhibits:

                99.1.  Certification of Chief Executive Officer.

                99.2.  Certification of Chief Financial Officer.


Item 9. Regulation FD Disclosure.

     Ronson Corporation (the "Company") is furnishing the following under Item 9 of this Current Report on Form 8-K:

     (i) Certification of Louis V. Aronson II, the Principal Executive Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002;

     (ii) Certification of Daryl K. Holcomb, the Principal Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     The certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)
(2) of the Securities Act of 1933, as amended. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       RONSON CORPORATION


   Date:  August 30, 2002                              /s/ Louis V. Aronson II
                                                       -------------------------
                                                       Louis V. Aronson II
                                                       President and
                                                       Chief Executive Officer


   Date: August 30, 2002                               /s/ Daryl K. Holcomb
                                                       -------------------------
                                                       Daryl K. Holcomb
                                                       Vice President and
                                                       Chief Financial Officer